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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: June 16, 1999


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
           ----------------------------------------------------------
                  (Originator of the Trust referred to herein)
           (Exact name of the registrant as specified in its charter)


                     CHASE MANHATTAN AUTO OWNER TRUST 1997-B
                     ---------------------------------------
                      (Issuer with respect to Certificates)


         Delaware                         333-7575                13-2633612
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation)                                            Identification No.)


       802 Delaware Avenue, Wilmington, Delaware              19801
       -----------------------------------------            ----------
       (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5033
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Item 5.  Other Events:

         On 3/15/99, Chase Manhattan Auto Owner Trust 1997-B (the "Trust") made the distribution to Certificateholders contemplated by the Sale and Servicing Agreement, dated as of June 1, 1997, (the "Sale and Servicing Agreement"), between the Registrant, as Seller and Servicer, and the Trust, as Issuer.

         On 4/15/99, Chase Manhattan Auto Owner Trust 1997-B (the "Trust") made the distribution to Certificateholders contemplated by the Sale and Servicing Agreement, dated as of June 1, 1997, (the "Sale and Servicing Agreement"), between the Registrant, as Seller and Servicer, and the Trust, as Issuer.

         On 5/17/99, Chase Manhattan Auto Owner Trust 1997-B (the "Trust") made the distribution to Certificateholders contemplated by the Sale and Servicing Agreement, dated as of June 1, 1997, (the "Sale and Servicing Agreement"), between the Registrant, as Seller and Servicer, and the Trust, as Issuer.

         A copy of the Certificateholder Reports for such Distribution Dates delivered pursuant to section 5.8 of the Sale and Servicing Agreement are being filed as Exhibits 20.1, 20.2. and 20.3 to this Current Report on Form 8-K.

Item 7(c). Exhibits

           Exhibits      Description
           --------      ---------------

           20.1 Monthly Certificateholder's statement with respect to the March 15, 1999 distribution.

           20.2 Monthly Certificateholder's statement with respect to the April 15, 1999 distribution.

           20.3 Monthly Certificateholder's statement with respect to the May 17, 1999 distribution.
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                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.               Description
-----------               -----------
20.1                      Certificateholder Reports dated 3/15/1999 delivered
                          pursuant to Section 5.8 of the Sale and Servicing
                          Agreement dated as of June 1, 1997.
20.2                      Certificateholder Reports dated 4/15/1999 delivered
                          pursuant to Section 5.8 of the Sale and Servicing
                          Agreement dated as of June 1, 1997.
20.3                      Certificateholder Reports dated 5/17/1999 delivered
                          pursuant to Section 5.8 of the Sale and Servicing
                          Agreement dated as of June 1, 1997.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  June 23, 1999

                                             By: THE CHASE MANHATTAN BANK,
                                             USA, NATIONAL ASSOCIATION
                                             as Servicer


                                             By: /s/ Patricia Garvey
                                                 -------------------------------
                                             Name:  Patricia Garvey
                                             Title: Vice President